UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004 (July 20, 2004)

BANCORPSOUTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s Telephone Number, Including Area Code (662) 680-2000

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release issued on July 20, 2004 by BancorpSouth, Inc.

Item 12. Results of Operations and Financial Condition.

On July 20, 2004, BancorpSouth, Inc. issued a press release announcing its financial results for the first quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: July 22, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on July 20, 2004 by BancorpSouth, Inc.